cal Technology LimitedPOWER OF ATTORNEY

	The Undersigned hereby constitutes and appoints
Darren L. Ofsink, my true and lawful attorney-in-fact to:

	(1)	execute for and on its behalf, in its capacity
as a shareholder of American Telstar, Inc. (the "Company"),
 Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

	(2) 	do and perform any and all acts for and on its
behalf that may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

	(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be to its benefit, in its best interest, or that it is legally required to do, it being understood that the documents executed by such attorney-in-fact on its behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

	The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the attorney-in-fact, in serving in such capacity at its request, are not assuming, nor is the Company assuming, any of its responsibilities to comply with Section 16 of the Securities Exchange Act of 1934. This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to holdings of and transactions in Company securities, unless the undersigned earlier revokes it in a signed writing delivered to the attorney-in-fact.

	IN WITNESS WHEREOF,  caused this Power of
Attorney to be executed as of this 17th day of February, 2011.

Sky Harmony Ecological Technology Limited

___/s/ Hexi Feng_____________
Signature


_Hexi Feng____________________
Printed Name